Exhibit 99.1

NAREIT Annual Convention San Francisco, CA November 2006

Safe Harbor In addition to historical information, this presentation contains forward-looking statements and information under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which Archstone-Smith and/or Ameriton Properties Inc. operates, management's beliefs and assumptions made by management. While Archstone-Smith and/or Ameriton Properties Inc. management believe the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management's control. As such, these statements and information are not guarantees of future performance, and actual operating results may differ materially from what is expressed or forecasted in this presentation. In addition, the historical performance described herein is not a guarantee of future performance, which may differ materially from past results. See "Risk Factors" in Archstone-Smith's 2005 Annual Report on Form 10-K for factors which could affect Archstone-Smith's future financial performance. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and Archstone- Smith assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

Archstone-Smith Profile Includes operating units and units under construction that the company owns or has an ownership position in as of September 30, 2006. Apartment communities(1) 354 Apartment units(1) 90,093 Equity market capitalization $15.1 billion Total market capitalization $21.6 billion S&P 500 Company Number 954 on the Forbes 2000 Global Ranking Top apartment company in Fortune's 2004 Most Admired Companies List Recognized as One of America's Top 50 Employers for Minorities by Fortune Magazine Recognized as Property Management Company of the Year by the National Association of Home Builders (2006) Archstone Doral West, Southeast Florida Archstone Playa del Rey, Southern California Archstone Kendall Square, Boston Archstone Westside, Southern California Archstone Chelsea, New York

97% in core protected markets Washington, D.C. Metro Area 35% San Francisco Bay Area 9% Seattle 4% Southern California 26% Chicago 3% Boston 4% Southeast Florida 3% NYC Metro Area 12% Irreplaceable Apartment Portfolio As of September 30, 2006

Home Price Appreciation Vs. Rent Growth 1999 through Q2/06. Sources: economy.com and Reis.com 1 2 3 4 5 6 7 a 0.29 0.41 0.41 1.09 1.35 1.5 1.87 b 0.01 0.1 -0.03 0.01 0.29 0.32 0.44 187% 44% 135% (3%) 41% 10% 41% 1% 29% (1%) 109% 32% 150% 29% Houston San Francisco Dallas Atlanta New York Washington, D.C. Los Angeles Home price appreciation Rent growth Spread is significantly greater in our largest markets Currently representing more than 82% of our portfolio Examples of commodity markets

Huge Gap Between Buying and Renting in Protected Markets (1) Mortgage payment calculated using the median home price, 30-year mortgage at a 6.8% interest rate, 10% down payment, taxes and insurance included. (2) Per Marcus & Millichap Research Services, FHFB, NAR, Reis USA Average Washington, D.C. New York San Francisco San Diego Orange County $1,687 $868 $3,277 $1,109 $9,233 $2,995 $5,984 $1,519 $4,623 $1,111 $5,424 $1,256 Mortgage Payment(1)(2) Rent(2) 3.0x 3.1x 3.9x 4.2x 4.3x 1.9x

PPS AVB AIV EQR CPT ESS UDR BRE ASN -10.9 -2.4 -1.2 -0.1 0.5 2.9 3.5 5.1 6.8 10.9 Cumulative Same-Store Net Operating Income (NOI) Performance(1) Avalon Bay AIMCO EQR Camden Essex UDR BRE Archstone- Smith(3) (10.9%) (1.2%) (0.1%) 2.9% 3.5% 5.1% 6.8% 10.9% Post (2.4%) Each company's cumulative same-store NOI growth from 2001 through YTD 2006. Results for 2001 through 2005 are per Green Street Advisors Apartment REITS: 4Q01 Review, 4Q03 Review and February '06 Update, except for Archstone-Smith figures, which are actual reported results. Each company's YTD 2006 results are actual reported same-store NOI results as of the third quarter of 2006. Excludes Archstone-Smith. See footnote 1 on page 23 for a reconciliation of same-store NOI to earnings from operations. 0.5% Apartment Average(2)

ASN's 10+ year realization returns also reflect superior performance results in protected markets Gross Sales Proceeds GAAP Gain on Sale, Net Cash Gain on Sale, Net(1) % Cash Gain on Cost Unleveraged IRR Protected(2) $3.6 B $972.0 M $743.1 M 26.2% 15.1% Commodity(2) 5.1 934.5 423.4 9.1% 12.1 Total ASN $8.7 B $1.9 B $1.2 B 15.5% 13.4% See footnote 2 on page 23 of this presentation for a reconciliation of GAAP gains from the disposition of real estate investments to gross gains from the disposition of real estate investments for the period presented. Includes all markets where Archstone-Smith has disposed of assets from 1995 - Q3/06. Protected markets produce superior returns Protected Versus Commodity Markets

Improving Our Portfolio with Every Transaction Marlborough House, New York Non-efficient market benefits Archstone-Smith Quincy Commons, Denver, CO Brompton Court, Houston, TX Oaks at Park Boulevard, Dallas, TX McClurg Court, Chicago, IL Preston's Crossing, Portland, OR Archstone Riverfront Park, Denver, CO Acquired in Q2/06 for a purchase price of $165 million $19.5 M(1) $54.5 M(1) $12.1 M(1) $15.1 M(1) $12.5 M(1) $51.3 M(1) (1) Represents the amount of 1031 exchange proceeds used to fund the purchase price, not the gross sales proceeds of each asset.

Archstone-Smith Non-Same-Store Portfolio(1) Markets Communities Units % of Operating Units(1) Southern California 17 6,892 11% San Francisco Bay Area 10 3,674 6% Washington, D.C. Metro Area 9 3,422 5% Greater New York Metro Area 8 2,266 4% Other Markets 20 6,036 9% 64 22,290 35% Excludes development pipeline, joint ventures and Ameriton. Archstone Pacific View, Southern California Archstone West 54th, New York Archstone Fremont Center, San Francisco Bay Area Lofts 590, Washington, D.C. Metro Area

Incremental Value in $4.0 Billion Development Pipeline Estimated Sales Cap Rate Incremental Value of Development Pipeline (1) 4.50% 4.75% $2.6 B $2.2 B $1.9 B Number of communities 40 Number of units 13,941 Total expected investment (TEI) $4.0 B Projected stabilized yield Approximately 7% (1) Reflects management's estimate of the incremental value above total expected investment based on current market values calculated using the projected stabilized yield and sales cap rates shown above.

Greater New York City Metropolitan Area High-Rise Portfolio Archstone Hoboken Acquired: Q3/04 6 Archstone Chelsea Acquired: Q3/05 3 Archstone Clinton Under Development 4 Archstone East 39th Acquired: Q1/04 5 Archstone West 54th Acquired: Q3/05 8 180 Montague Acquired: Q2/06 1 Archstone 101 West End Acquired: Q2/02 2 Archstone Midtown West Acquired: Q1/06 7 8 7 5 6 3 4 1 9 2 Marlborough House Acquired: Q2/06 9 10 The Westmont Acquired: Q3/06 10 Key West Acquired: Q3/06 11 11

NAREIT Property Tour Assets Archstone South Market Acquired Q3/06 1. Archstone South Market 2. Archstone San Bruno 3. Archstone San Mateo 1 3 2

NAREIT Property Tour Assets Archstone San Bruno Acquired Q4/05 Archstone San Mateo Acquired Q3/06

Building the Dominant Operating Platform Archstone-Smith has introduced numerous initiatives that have become (or are becoming) industry standards: Revenue Management (LRO) The industry's first sophisticated revenue management software system that automates apartment pricing based on market dynamics Online Leasing 2,069 leases in Q3/06; 20% of leases 28% of users did not visit the community prior to completing their lease; 39% visited the community only one time Allows onsite associates to better serve our existing customers and potential customers who choose to visit our communities Web-Based Property Management System (MRI) Partnered with Intuit to develop this platform Archstone Quarry Hills, Boston

Building the Dominant Operating Platform Incentive-Based Compensation Leasing associates earn the majority of their compensation through leases "sold" High-caliber sales associates are more vested in delivering a superior experience to our customers In place at 90 communities with full roll-out expected in 2006 Web-Based Credit Scoring (SafeRent) Founded and provided venture capital - now an industry standard Resident Portal Enables residents to pay their rents through direct debit, submit online service requests and access their lease and community information online 27% of Q3/06 rent payments were collected through direct debit, $317 M on an annualized basis Lofts 590, Washington, D.C. Metro Area

Managing Lease Expirations LRO pricing considers seasonality when setting new move-in rents. 16% difference in price

Ameriton Properties Incorporated

Leveraging our core competencies

- Wholly owned subsidiary that utilizes Archstone-Smith's development, acquisition and operating expertise to capitalize on short-term real estate investment opportunities
- Only public apartment company that is pursuing this type of strategy

Cumulative Ameriton dispositions from Q1/00 – Q3/06

Number of Units	13,462
Gross Sales Proceeds	$1.8 B
GAAP Gain, Net	$197.0 M
Gross Gain on Sale, Net[(1)]	$174.0 M
Unleveraged Internal Rate of Return (IRR)[(2)]	22.6%



Esplanade at Hermann Museum Circle, Texas



Lofts at 777 Sixth Avenue, San Diego



Westchester at Stratford Farm, Virginia

(1) Net of income tax and excluding joint venture gains. See footnote 3 on page 24 of this presentation for a reconciliation of Ameriton's contribution to Archstone-Smith's FFO to GAAP net earnings for the period presented.

(2) IRR is pretax.

ARCHSTONE SMITH

Leading the Real Estate Industry Into New Territory

18

Europe Update Why Germany? • Assets sell for significantly less than replacement value • Low home ownership rate (43%) - Berlin (11%) • Huge spread between incomes and rental rates • Predictable income stream - Revenues should continue to grow - Majority of expenses are passed through to residents - Extremely low turnover (8% - 12%) Mulheim Neuss Berlin Aachen Frankfurt

DeWAG • Co-founded DeWAG's predecessor companies • Built DeWAG team from scratch-a highly motivated and successful team with very little turnover • Strong, long-term relationships with major real estate owners provides DeWAG with unique, off-market acquisition opportunities • Highly successful track record of acquiring, operating, repositioning, privatizing and optimizing residential portfolios in Germany Kronberg Aachen Oberthausen Wiesbaden Frankfurt Managing Directors have more than 60 collective years of German residential experience

Strong Balance Sheet and Financial Flexibility Strong investment grade ratings (BBB+ / Baa1 / A-) Leverage ratios(1) 48.4% debt to undepreciated book capitalization 32.5% debt to total market capitalization Very manageable 20-year debt maturity schedule $600 million line of credit As of September 30, 2006. Archstone Santa Monica, Southern California Archstone Marina del Rey, Southern California Archstone 2000 Commonwealth, Boston Archstone Watertown Square, Boston Gallery at Rosslyn, Washington, D.C. Metro Area

ASN Bloomberg DJUA S&P 500 DJIA NASDAQ 3-year 205.2 164.9 83.2 34 30.6 24.8 Archstone- Smith Dow Jones Industrial Bloomberg Apartment Index S&P 500 205.2% 164.9% 34.0% 32.6% NASDAQ 24.8% December 31, 2001 - October 31, 2006 83.2% Dow Jones Utilities Total Shareholder Return

Supplemental Information and Reconciliations Footnotes: All amounts in millions GAAP gains on sales, net: $1,906.4 Less: accumulated depreciation and impairments: (739.9) Gross gains on sales, net: $1,166.6 (2) Reconciliation of GAAP gains to gross gains on assets sold from Q1/96 - Q3/06: Amounts in thousands(1) Amounts in thousands(1) Amounts in thousands(1) Amounts in thousands(1) Amounts in thousands(1) Amounts in thousands(1) Amounts in thousands(1) Amounts in thousands(1) Amounts in thousands(1) Amounts in thousands(1) Amounts in thousands(1) Year ended 12/31/2001 Year ended 12/31/2002 Year ended 12/31/2003 Year ended 12/31/2004 Year ended 12/31/2005 Nine months ended 9/30/2006 Same-store NOI (2001 amount excludes NOI from Charles E. Smith assets from January 1, 2001 through October 31, 2001) $341,502 $485,918 $479,787 $476,946 $476,920 $386,502 Non-same-store NOI 145,882 203,370 155,786 137,020 191,520 199,926 NOI Classified as Discontinued Operations (120,736) (140,918) (74,213) (61,494) (68,857) (26,780) NOI 366,648 548,370 561,360 552,472 590,583 559,648 Other income 11,905 9,462 19,334 19,208 56,030 57,100 Depreciation on real estate investments (102,477) (167,029) (187,677) (203,183) (216,378) (203,073) Interest expense (88,081) (190,005) (186,832) (175,249) (187,982) (186,833) General and administrative expense (27,434) (45,710) (49,838) (55,479) (58,604) (49,794) Other expense (30,491) (27,469) (48,085) (5,972) (49,271) (14,046) GAAP consolidated earnings from operations $130,070 $127,619 $108,262 $131,797 $134,378 $163,002 (1) Reconciliation of Same-Store NOI to earnings from operations: Amounts shown are based on the originally published amounts for each year, except for 2001 to 2003 which are based on amounts reported in our 2003 Form 10-K.

Supplemental Information and Reconciliations General Notes: This presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described within this presentation. These financial measures, which include Gross Gains and IRR's should not be considered as an alternative to net earnings or any other GAAP measurement of performance or as an alternative to cash flows from operating, investing or financing activities. Furthermore, these non-GAAP financial measures are not intended to be a measure of cash flow or liquidity. Gross Gains/Losses from the disposition of real estate investments is defined as net sales proceeds less the gross investment basis of the asset before accumulated depreciation and impairment for possible loss on real estate investments. Joint venture gain/loss deferrals required under GAAP have also been excluded from Gross Gains/Losses. The primary difference between Gross Gains/Losses and GAAP Gains/Losses is accumulated depreciation, which causes GAAP Gains/Losses to be higher than Gross Gains/Losses. We consider Gross Gains/Losses to be a meaningful supplemental measure of performance because the continued recycling of capital is a fundamental component of our business strategy, and Gross Gains/Losses from the disposition of real estate investments demonstrates the results of our investment activity. Gross Gains/Losses is not intended to be a measure of cash flow or liquidity. IRR's on sold communities refer to the unleveraged internal rate of return calculated by the Company considering the timing and amounts of net operating income during the period owned by the Company, the net sales proceeds and the average undepreciated capital cost of the community during the ownership period, all calculated in accordance with GAAP. The IRR calculations do not include allocations for corporate general and administrative expenses, interest expense or other indirect operating expenses. Therefore, an IRR calculation is not a substitute for net income as a measure of our performance. Management believes that IRR's are an important indicator of the value created during the ownership period. Historical IRR's are not necessarily indicative of IRR's that will be produced in the future. The Company's methodology for calculating IRR's may not be consistent with the methodology used by other companies. All amounts in thousands GAAP gains on sales, net: $197.0 Less: accumulated depreciation net of related tax impact: (22.9) Gross gain on sales, net: $174.0 (3) Reconciliation of GAAP gains to FFO gains related to Ameriton dispositions activity for Q1/96 - Q3/06:

Investor Relations Contact: H. Andrew Cantor (303) 708-5959 (800) 982-9293 acantor@archstonesmith.com